UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Global Dividend & Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2018

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors (“the Board,” or the “Directors”) of Virtus Global Dividend & Income Fund Inc. (“Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution of $0.113 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Dividend & Income Fund Inc. Shareholder:

Enclosed is the semiannual report for the Virtus Global Dividend & Income Fund Inc., which covers the partial, five-month period from January 1, 2018 through May 31, 2018 following the change in the fund’s fiscal year-end from December 31 to November 30.

This report includes commentary from the fund’s co-portfolio managers, Kayne Anderson Rudnick Investment Management and Newfleet Asset Management, on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period; Newfleet’s discussion on the performance of the options overlay strategy; and the results of the annual meeting of shareholders held on May 22, 2018.

For the five months ended May 31, 2018, the fund’s NAV decreased 10.57%, including $0.565 in reinvested distributions, and its market price decreased 12.36%. During the same period, the fund’s composite benchmark, consisting of 60% Russell Developed Large Cap Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, decreased 0.21%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 0.53% for the Russell Developed Large Cap Index (net) and a loss of 1.50% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The fund’s underperformance relative to its benchmark was reflective of the dramatic shift in the financial markets in early 2018 and the impact of the fund’s options overlay strategy, which lost 7.62% (gross of expenses) for the five months ended May 31, 2018. As the Newfleet managers note in their commentary, the highly unstable market with multiple sharp moves in the first few months of 2018 proved unprofitable for a series of the fund’s options overlay trades. We continue to believe the options overlay strategy provides long-term benefits to the fund.

On behalf of Virtus Investment Partners and our affiliated portfolio managers, thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Virtus Global Dividend & Income Fund Inc.

July 2018

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

MAY 31, 2018

About the Fund:

Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2018, the Fund’s leverage consisted of $105 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.

Manager Comments – Kayne Anderson Rudnick Investment Management, LLC (KAR)

KAR manages the Fund’s equity portfolio, which currently has a target allocation of 60%, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and it covers the period from January 1, 2018 – May 31, 2018.

How did the equity markets perform during the fiscal five-month period ended May 31, 2018?

Global equity markets were volatile during the first five months of 2018, with Wall Street mostly running around in circles for much of the period. But thanks to stronger performance in May, the market managed a year-to-date gain of 2.02%, as measured by the S&P 500® Index. Uncertainty around foreign trade policy, pressure on the technology sector, and concerns about geopolitical issues contributed to the S&P 500® Index exhibiting 34 days with at least a 1% move in either direction. This was the most in at least five years for the corresponding period, and a significant turn from 2017, which saw eight such days in the entire year. U.S. growth stocks meaningfully outpaced value stocks, and the small-cap segment, represented by the Russell 2000® Index, returned 6.90% for the reporting period, outperforming its larger counterparts. Foreign markets, as measured by the MSCI EAFE® Index (net), were down 1.55%, and emerging markets fell 2.61%.

The Russell Developed Large Cap Index (net) was up 0.53% for the five-month period, with mixed results across sectors. Four out of 11 sector categories posted gains for the period, led by information technology, up 9.96%. Weaker sectors in the index included telecommunication services (-9.29%) and consumer staples (-7.97%).

What factors affected the performance of the Fund’s equity portfolio during the fiscal period?

The Fund’s equity portfolio underperformed the Russell Developed Large Cap Index (net) for the five months ending May 31, 2018, returning -2.23% (gross of fees) versus 0.53% for the benchmark. The underperformance was primarily driven by sector allocation effects, notably an underweight in information technology and an overweight in telecommunication services. Performance was also hurt by negative stock selection in consumer staples and utilities. Strong stock selection in health care and financials helped offset some of the losses.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

Stocks that contributed the most to performance for the period were Las Vegas Sands and GlaxoSmithKline.

•	After nearly two years of pressure in Macau, business in the world’s largest gambling market stabilized and began to improve in the past year. With sizable barriers to entry that include geographic and regulatory issues, Las Vegas Sands remained one of the best-positioned companies to profit from the Chinese government’s desire to make Macau a gambling and entertainment mecca.

•	GlaxoSmithKline’s recent decisions not to acquire Pfizer’s consumer health care business and, instead, to acquire outright its existing joint venture with Novartis were well received by investors. In addition, a delayed launch of a generic version of Advair provided more security around 2018 results.

Stocks that detracted the most from performance were AT&T and Altria Group.

•	Factors weighing on AT&T’s shares included increased competition from Sprint and T-Mobile, disruption by over-the-top services, and uncertainty regarding the proposed Time Warner acquisition. These issues outweighed AT&T’s strong cash-flow generation and solid margins.

•	Tobacco stocks came under pressure from concerns regarding potential FDA proposals and a shift in the business model from cigarettes to next-generation products. However, Altria demonstrated the ability to manage this transition and still generate strong cash flow.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. A separate team at Newfleet also manages the options overlay strategy employed by the Fund. The following commentary is provided by the respective portfolio management teams at Newfleet, and it covers the period from January 1, 2018 – May 31, 2018.

How did the fixed income markets perform during the fiscal five-month period ended May 31, 2018?

U.S. Treasuries outperformed most fixed income sectors during the five-month period ended May 31, 2018, as the market experienced numerous periods of volatility. Within spread sectors, longer duration asset classes underperformed.

The five-month period included multiple challenges, with bouts of elevated volatility during that time. Investors were forced to interpret the potential market implications of a looming trade war among major economic powers, the changing composition of the Federal Open Market Committee (FOMC), including a new Chair, and the ongoing evolution of the quantitative easing (QE) programs initiated by key global central banks in the aftermath of the financial crisis. Continued geopolitical tensions and the political climate in Washington added to the uncertainty at times. During the five-month period, oil prices moved higher, U.S. economic data modestly improved, tax reform passed in the U.S., and interest rate volatility remained elevated.

In largely anticipated moves, the U.S. Federal Reserve (the “Fed”) raised its target rate by 0.25% on two separate occasions during the five-month period to a range of 1.50% to 1.75%.

During the reporting period, yields increased across the U.S. Treasury curve, more so for shorter maturity bonds, and the yield curve flattened.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal five months?

The outperformance of U.S. Treasuries and the underperformance of certain foreign exposures relative to most fixed income spread sectors were the key drivers of the fixed income portfolio’s negative performance for the reporting period. For the five-month fiscal period ended May 31, 2018, the Fund’s fixed income portfolio returned -2.47% (gross of fees), while the benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned -1.50%.

Among fixed income sectors, the portfolio’s allocations to bank loans, asset-backed securities, and residential mortgage-backed securities were positive contributors to performance during the period. Issue selection within the corporate high quality sector was also beneficial.

The portfolio’s underweight to U.S. Treasuries and small exposure to the emerging markets high yield sector detracted from performance during the period. Issue selection in corporate high yield was a detractor, as well.

How did the options overlay strategy perform for the Fund during the fiscal five-month period?

The options overlay strategy seeks to exploit pricing inefficiencies in the index options market by selling put and call spreads to generate premium income.

The options overlay strategy has been successful in prior periods partly due to three key factors: the ability to adjust to changing market dynamics; the very short-term outlook, as option spreads are rolled every two-weeks; and the absence of frequent, sharp and significant moves in the S&P 500® Index. These factors allowed the strategy to incorporate new market conditions, and, as a result, to mitigate various market events that led to losses for other income-producing strategies. When the S&P 500® Index makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will incur losses. This was the case in the first quarter of 2018, which produced a highly unstable market that experienced multiple sharp moves – both to the upside and the downside – during which the options overlay strategy made a series of unprofitable trades. In this challenging environment, the overlay strategy lost 7.62% (gross of expenses) for the six-month period ended May 31, 2018.

After a highly chaotic first quarter, April and May represented a return to relative normalcy, and all trades were profitable during those two months. We continue to believe that the options overlay strategy will provide long-term benefits to the Fund.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2018

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

OUR PRIVACY COMMITMENT

Virtus Global Dividend & Income Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

MAY 31, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at May 31, 2018.

Asset Allocations

Common Stocks		62%
Financials	10%
Telecommunication Services	7
Health Care	7
All Other Common Stock	38
Corporate Bonds and Notes		20
Financials	7
Energy	2
Consumer Discretionary	2
All other Corporate Bonds and Notes	9
Mortgage-Backed Securities		7
Asset-Backed Securities		3
Leveraged Loans		3
Municipal Bonds		2
U.S. Government Securities		1
Other		2

Total		100%

Country Weightings

United States	58%
United Kingdom	14
Canada	9
New Zealand	4
Switzerland	4
France	3
Australia	1
Other	7

Total	100%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited)

MAY 31, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Federal Open Market Committee (FOMC)

The branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (“Europe, Australasia, Far East”) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

MAY 31, 2018

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—1.8%
U.S. Treasury Bond 2.500%, 2/15/46	$2,235	$2,018
U.S. Treasury Note 1.375%, 4/30/20	2,900	2,844
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $4,976)		4,862
MUNICIPAL BONDS—2.6%
California—1.2%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	2,000	3,038
University of California, Taxable Series B-A 4.428%, 5/15/48	290	294

		3,332

New York—1.2%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-3 5.000%, 8/1/40	1,235	1,427
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	1,515	1,720

		3,147

Virginia—0.2%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	565	572
TOTAL MUNICIPAL BONDS
(Identified Cost $7,126)		7,051
FOREIGN GOVERNMENT SECURITIES—1.3%
Argentine Republic 5.875%, 1/11/28	250	219
7.625%, 4/22/46	380	335
6.875%, 1/11/48	245	201

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Dominican Republic 144A 5.950%, 1/25/27(2)	$455	$457
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(2)	495	475
Kingdom of Bahrain 144A 7.000%, 10/12/28(2)	490	435
Republic of South Africa 4.665%, 1/17/24	410	407
4.300%, 10/12/28	430	393
Republic of Turkey 7.375%, 2/5/25	261	274
Sultanate of Oman 144A, 5.375%, 3/8/27(2)	285	275
144A, 5.625%, 1/17/28(2)	200	194
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $3,983)		3,665
MORTGAGE-BACKED SECURITIES—9.3%
Agency—2.6%
Federal National Mortgage Association
Pool #AS6947, 3.500%, 4/1/46	3,134	3,133
Pool #AS7244, 3.500%, 5/1/46	2,986	2,984
Pool #AS8483, 3.000%, 12/1/46	789	765
Pool #AS9393, 4.000%, 4/1/47	162	166

		7,048

Non-Agency—6.7%
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(2)	610	634

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (5.850% minus 1 month LIBOR) 4.444%, 6/25/33(1)	$92	$92
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.189%, 11/17/33(1)(2)	488	491
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.339%, 11/17/33(1)(2)	100	100
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(2)	385	377
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(2)	395	407
2017-SPL5, B1 144A, 4.000%, 6/28/57(1)(2)	175	179
2017-SPL1, B1 144A, 4.250%, 10/28/64(1)(2)	263	269
Bayview Opportunity Master Fund IVb Trust 2017-SPL3, B1 144A 4.250%, 11/28/53(1)(2)	345	356
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	270	274
Citigroup Commercial Mortgage Trust 2016-SMPL, A 144A 2.228%, 9/10/31(2)	685	665
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.069%, 12/17/33(1)(2)	490	490

	PAR VALUE	VALUE
Non-Agency (continued)
COLT Mortgage Loan Trust Funding LLC 2016-2, A1 144A, 2.750%, 9/25/46(1)(2)	$48	$48
2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	123	123
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 3.777%, 1/25/34(1)	183	188
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(1)(2)	211	209
Galton Funding Mortgage Trust 2017-1, A21 144A 3.500%, 7/25/56(1)(2)	225	225
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(2)	965	947
Home Equity Mortgage Trust 2005-2, M7, (1 month LIBOR + 1.680%) 3.640%, 7/25/35(1)	173	173
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.105%, 6/25/34(1)	431	440
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22, A4 3.801%, 9/15/47	1,320	1,342
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 2.995%, 10/25/29(1)(2)	159	150
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	620	615
2017-3, 2A2 144A, 2.500%, 8/25/47(1)(2)	226	218
2017-5, A1 144A, 3.180%, 10/26/48(1)(2)	741	734

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
MetLife Securitization Trust 2017-1A, M1 144A 3.627%, 4/25/55(1)(2)	$135	$135
New Residential Mortgage Loan Trust 2016-4A, B1A 144A, 4.500%, 11/25/56(1)(2)	679	697
2017-2A, A3 144A, 4.000%, 3/25/57(1)(2)	207	210
2018-1A, A1A 144A, 4.000%, 12/25/57(1)(2)	230	233
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	345	346
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(1)(2)	139	138
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(2)	335	325
2018-SFR1, B 144A, 3.484%, 3/17/35(2)	300	296
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(2)	543	541
Sequoia Mortgage Trust 2013-8, B1 3.532%, 6/25/43(1)	356	347
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2 3.913%, 4/25/34(1)	167	169
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(1)(2)	610	606
2015-6, M1 144A, 3.750%, 4/25/55(1)(2)	185	187
2017-1, M1 144A, 3.750%, 10/25/56(1)(2)	200	201
2017-6, A2 144A, 3.000%, 10/25/57(1)(2)	330	314
2015-2, 1M1 144A, 3.250%, 11/25/60(1)(2)	945	925

	PAR VALUE	VALUE
Non-Agency (continued)
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(2)	$975	$962
2017-SFR1, A 144A, 2.716%, 9/17/34(2)	165	160
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(2)	285	284
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(2)	179	178
Vericrest Opportunity Loan Trust LXIII LLC 2017-NP10, A1 144A 3.000%, 10/25/47(2)	81	80
Verus Securitization Trust 2017-2A, A1 144A, 2.485%, 7/25/47(1)(2)	364	360
2018-1, A1 144A, 2.929%, 2/25/48(1)(2)	279	278
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	675	665

		18,383
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $26,034)		25,431
ASSET-BACKED SECURITIES—4.5%
Auto Floor Plan—0.4%
Navistar Financial Dealer Note Master Owner Trust II 2016-1, B 144A, (1 month LIBOR + 1.750%) 3.710%, 9/27/21(1)(2)	780	782
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(2)	355	354

		1,136

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Automobiles—2.4%
ACC Trust 2018-1, A 144A 3. 700%, 12/21/20(2)	$355	$355
American Credit Acceptance Receivables Trust 2017-2, C 144A 2.860%, 6/12/23(2)	430	427
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	482	476
Drive Auto Receivables Trust 2017-2, C 2.750%, 9/15/23	505	504
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(2)	580	585
2016-3A, B 144A, 2.840%, 8/16/21(2)	685	685
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(2)	415	411
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(2)	505	498
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(2)	400	395
GLS Auto Receivables Trust 2017-1A, B 144A 2.980%, 12/15/21(2)	525	521
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(2)	415	409
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(2)	505	496
Santander Drive Auto Receivables Trust 2016-1, C 3.090%, 4/15/22	290	291

	PAR VALUE	VALUE
Automobiles (continued)
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(2)	$505	$500

		6,553

Other—1.5%
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(2)	355	354
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(2)	423	415
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	390	386
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(2)	304	297
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(2)	151	150
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(2)	425	427
OneMain Financial Issuance Trust 2015-1A, A 144A 3.190%, 3/18/26(2)	361	362
Prosper Marketplace Issuance Trust 2017-2A, B 144A, 3.480%, 9/15/23(2)	420	419
2018-1A, A 144A, 3.110%, 6/17/24(2)	330	330
SoFi Consumer Loan Program LLC 2016-3, A 144A, 3.050%, 12/26/25(2)	220	220
2017-1, A 144A, 3.280%, 1/26/26(2)	258	258

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Other (continued)
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	$417	$421

		4,039

Student Loans—0.2%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(2)	505	494
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $12,296)		12,222
CORPORATE BONDS AND NOTES—26.7%
Consumer Discretionary—2.4%
Altice France S.A. 144A 7.375%, 5/1/26(2)	200	195
Beazer Homes USA, Inc. 6.750%, 3/15/25	250	243
Charter Communications Operating LLC 4.908%, 7/23/25	430	437
CSC Holdings LLC 144A 5.375%, 2/1/28(2)	300	281
Discovery Communications LLC 3.950%, 3/20/28	405	382
Dollar General Corp. 4.125%, 5/1/28	405	402
Ford Motor Credit Co., LLC 2.343%, 11/2/20	740	723
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	135	142
GLP Capital LP 5.750%, 6/1/28	395	396
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	165	166
Horton (D.R.), Inc. 4.750%, 2/15/23	510	533
L Brands, Inc. 6.875%, 11/1/35	137	124

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Lear Corp. 3.800%, 9/15/27	$505	$481
Lennar Corp. 144A, 5.250%, 6/1/26(2)	290	283
144A, 4.750%, 11/29/27(2)	275	256
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(2)	195	195
Meredith Corp. 144A 6.875%, 2/1/26(2)	110	111
QVC, Inc. 4.375%, 3/15/23(4)	665	662
Wyndham Worldwide Corp. 5.100%, 10/1/25	475	490
4.500%, 4/1/27	130	128

		6,630

Consumer Staples—0.8%
Bacardi Ltd. 144A 4.700%, 5/15/28(2)	345	343
CVS Health Corp. 2.875%, 6/1/26(4)	700	641
4.300%, 3/25/28	311	309
Flowers Foods, Inc. 4.375%, 4/1/22(4)	330	340
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	420	382
Safeway, Inc. 7.250%, 2/1/31	235	205

		2,220

Energy—2.9%
Anadarko Petroleum Corp. 6.600%, 3/15/46	215	267
Andeavor Logistics LP 4.250%, 12/1/27(4)	420	407
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)	115	113
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	235	245

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Crestwood Midstream Partners LP 5.750%, 4/1/25	$240	$237
Enbridge Energy Partners LP 5.875%, 10/15/25	430	470
Energy Transfer Partners LP 4.200%, 4/15/27	430	411
EP Energy LLC 144A 8.000%, 11/29/24(2)	145	144
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	290	301
HollyFrontier Corp. 5.875%, 4/1/26(4)	480	516
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(2)	220	217
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(4)	615	754
MPLX LP 4.875%, 12/1/24(4)	695	724
NuStar Logistics LP 5.625%, 4/28/27	320	305
Petrobras Global Finance BV 7.375%, 1/17/27	460	467
Petroleos Mexicanos 6.500%, 3/13/27	480	488
Range Resources Corp. 4.875%, 5/15/25	275	259
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	383
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(3)	445	473
Sunoco LP 144A 5.500%, 2/15/26(2)	145	137
TransMontaigne Partners LP 6.125%, 2/15/26	120	121
USA Compression Partners LP 144A 6.875%, 4/1/26(2)	140	144

	PAR VALUE	VALUE
Energy (continued)
Valero Energy Partners LP 4.500%, 3/15/28	$330	$326

		7,909

Financials—8.9%
AerCap Ireland Capital DAC 3.950%, 2/1/22	495	496
Allstate Corp. (The) Series B 5.750%, 8/15/53(4)(6)	485	501
Apollo Management Holdings LP 144A 4.000%, 5/30/24(2)(4)	475	472
Ares Capital Corp. 3.500%, 2/10/23	175	167
4.250%, 3/1/25(4)	325	316
Ares Finance Co., LLC 144A 4.000%, 10/8/24(2)(4)	675	641
Athene Holding Ltd. 4.125%, 1/12/28	395	372
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	410	382
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(2)	325	292
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(2)	740	668
Bank of America Corp. 3.004%, 12/20/23	339	329
4.200%, 8/26/24	938	946
Bank of Montreal 3.803%, 12/15/32	121	113
BrightSphere Investment Group plc 4.800%, 7/27/26	495	490
Brookfield Finance LLC 4.000%, 4/1/24	598	598
Capital One Financial Corp. 4.200%, 10/29/25(4)	450	441
3.750%, 7/28/26(4)	545	510
Citigroup, Inc. 5.500%, 9/13/25	2,200	2,351

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Compass Bank 3.875%, 4/10/25(4)	$625	$607
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(2)	720	707
Discover Financial Services 3.950%, 11/6/24	475	466
FS Investment Corp. 4.250%, 1/15/20	410	411
4.750%, 5/15/22	100	100
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22(4)	455	490
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	475	478
ICAHN Enterprises LP 6.375%, 12/15/25	275	274
Jefferies Financial Group, Inc. 5.500%, 10/18/23	375	390
Jefferies Group LLC 6.875%, 4/15/21	59	64
5.125%, 1/20/23	95	100
4.850%, 1/15/27	250	247
JPMorgan Chase & Co. 3.300%, 4/1/26(4)	920	880
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(2)	535	577
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(2)(4)	610	620
Lincoln National Corp. 4.200%, 3/15/22(4)	340	349
Macquarie Group Ltd. 144A 6.250%, 1/14/21(2)(4)	520	553
Manulife Financial Corp. 4.150%, 3/4/26(4)	540	543
Morgan Stanley 4.100%, 5/22/23	385	390
3.125%, 7/27/26	955	894
Navient Corp. 7.250%, 9/25/23	100	105
6.750%, 6/25/25	210	214

	PAR VALUE	VALUE
Financials (continued)
Prudential Financial, Inc. 5.875%, 9/15/42	$165	$175
5.625%, 6/15/43(6)	400	416
Santander Holdings USA, Inc. 3.700%, 3/28/22	425	420
4.400%, 7/13/27	185	178
Societe Generale S.A. 144A 4.750%, 11/24/25(2)(4)	500	498
Springleaf Finance Corp. 6.875%, 3/15/25	180	179
Trinity Acquisition plc 4.400%, 3/15/26	200	200
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(2)	430	396
UBS AG 7.625%, 8/17/22(4)	1,235	1,374
Wells Fargo & Co. 3.550%, 9/29/25	285	277
Series S, 5.900%, 8/15/27(4)	585	587

		24,244

Health Care—2.4%
Abbott Laboratories 3.750%, 11/30/26	605	597
AbbVie, Inc. 3.600%, 5/14/25	485	472
3.200%, 5/14/26	305	287
Allergan Sales LLC 144A 4.875%, 2/15/21(2)	184	189
AmerisourceBergen Corp. 3.450%, 12/15/27	335	313
Anthem, Inc. 3.650%, 12/1/27	126	120
4.101%, 3/1/28	365	359
Becton Dickinson & Co. 3.363%, 6/6/24	89	86
3.700%, 6/6/27	585	556
Cardinal Health, Inc. 3.200%, 3/15/23	325	316
3.410%, 6/15/27	185	171

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Centene Escrow I Corp. 144A 5.375%, 6/1/26(2)	$65	$66
Endo Dac 144A 6.000%, 7/15/23(2)	275	203
Envision Healthcare Corp. 144A 6.250%, 12/1/24(2)	85	90
HCA, Inc. 5.375%, 2/1/25	175	172
Mylan, Inc. 4.200%, 11/29/23(4)	500	501
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	200	192
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	255	261
Tenet Healthcare Corp. 144A 4.625%, 7/15/24(2)	150	144
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	145	117
Valeant Pharmaceuticals International, Inc. 144A, 6.500%, 3/15/22(2)	25	26
144A, 7.000%, 3/15/24(2)	40	42
144A, 5.500%, 11/1/25(2)	210	206
144A, 8.500%, 1/31/27(2)	5	5
Zimmer Biomet Holdings, Inc.
(3 month LIBOR + 0.750%) 2.928%, 3/19/21(1)	430	431
3.550%, 4/1/25	665	639

		6,561

Industrials—1.1%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	345	319

	PAR VALUE	VALUE
Industrials (continued)
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	$220	$219
CNH Industrial N.V. 4.500%, 8/15/23	359	365
3.850%, 11/15/27	222	211
Masco Corp. 5.950%, 3/15/22	213	229
4.450%, 4/1/25	140	142
Oshkosh Corp. 4.600%, 5/15/28	459	459
Owens Corning 3.400%, 8/15/26(4)	495	462
Pitney Bowes, Inc. 4.375%, 5/15/22(2)	410	371
Standard Industries, Inc. 144A 6.000%, 10/15/25(2)	335	338

		3,115

Information Technology—1.3%
Arrow Electronics, Inc. 3.875%, 1/12/28	420	399
Broadcom Corp. 3.000%, 1/15/22	185	180
3.625%, 1/15/24	340	331
Citrix Systems, Inc. 4.500%, 12/1/27	380	370
Dell International LLC 144A, 6.020%, 6/15/26(2)	100	106
144A, 8.100%, 7/15/36(2)	230	269
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	330	339
Jabil, Inc. 3.950%, 1/12/28	325	310
Verisk Analytics, Inc. 4.000%, 6/15/25	470	465
VMware, Inc. 2.950%, 8/21/22	216	207
3.900%, 8/21/27	233	218
Western Digital Corp. 4.750%, 2/15/26	305	300

		3,494

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Materials—1.9%
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	$525	$493
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(6)	410	446
CRH America Finance, Inc. 144A 3.400%, 5/9/27(2)	425	402
Glencore Funding LLC 144A 4.000%, 3/27/27(2)	425	405
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(2)	295	304
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(2)	935	933
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(2)	155	148
144A, 5.000%, 5/1/25(2)	205	196
OCP SA 144A 5.625%, 4/25/24(2)	500	513
Rusal Capital DAC 144A 5.125%, 2/2/22(2)(9)	430	209
Syngenta Finance N.V. 144A 4.441%, 4/24/23(2)	430	429
United States Steel Corp. 6.250%, 3/15/26	235	233
Vulcan Materials Co. 3.900%, 4/1/27	425	412

		5,123

Real Estate—2.2%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	292
Corporate Office Properties LP 3.600%, 5/15/23(4)	660	643
EPR Properties 4.750%, 12/15/26	620	607

	PAR VALUE	VALUE
Real Estate (continued)
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	$435	$414
Hospitality Properties Trust 4.950%, 2/15/27	510	507
Kilroy Realty LP 4.375%, 10/1/25	475	478
LifeStorage LP 3.500%, 7/1/26	455	426
3.875%, 12/15/27	165	157
MPT Operating Partnership LP 6.375%, 3/1/24	50	53
5.500%, 5/1/24	190	192
5.000%, 10/15/27	170	160
National Retail Properties, Inc. 4.000%, 11/15/25	150	148
Physicians Realty LP 3.950%, 1/15/28	435	409
Select Income REIT 4.500%, 2/1/25	470	459
Welltower, Inc. 4.000%, 6/1/25(4)	500	490
WP Carey, Inc. 4.600%, 4/1/24(4)	400	406

		5,841

Telecommunication Services—1.6%
AT&T, Inc. 144A 6.375%, 6/1/28(2)	2,000	2,163
Consolidated Communications, Inc. 6.500%, 10/1/22	174	162
Frontier Communications Corp. 7.125%, 1/15/23	155	113
7.625%, 4/15/24	210	143
144A, 8.500%, 4/1/26(2)	125	121
Level 3 Financing, Inc. 5.375%, 1/15/24	265	258
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(2)	175	174

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services (continued)
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	$400	$388
Verizon Communications, Inc. 4.125%, 3/16/27	715	715
Wind Tre SpA 144A 5.000%, 1/20/26(2)	240	192

		4,429

Utilities—1.2%
Duke Energy Corp. 2.650%, 9/1/26	505	459
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	410	412
Exelon Corp. 3.497%, 6/1/22	605	599
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(2)	520	528
Public Service Electric & Gas Co. 3.700%, 5/1/28	425	429
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(2)	500	510
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	215	203

		3,140
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $75,475)		72,706
LEVERAGED LOANS(1)—4.0%
Aerospace—0.0%
TransDigm, Inc. 2018, Tranche E, (3 month LIBOR + 2.500%) 0.000%, 5/14/25(8)	125	125

	PAR VALUE	VALUE
Consumer Durables—0.2%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 5.990%, 9/29/24	$144	$147
Zodiac Pool Solutions LLC Tranche B-1, First Lien, (3 month LIBOR + 4.000%) 6.302%, 12/20/23	272	271
Tranche B, (3 month LIBOR + 2.250%) 0.000%, 3/7/25(8)	70	70

		488

Consumer Non-Durables—0.0%
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 7.480%, 2/15/23	79	79

Energy—0.0%
Delek US Holdings, Inc., (1 month LIBOR + 2.500%) 4.480%, 3/31/25	110	111

Financial—0.0%
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.428%, 3/7/23	10	10

Food and Drug—0.1%
Albertson’s LLC 2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 4.730%, 8/25/21	256	253

Food/Tobacco—0.2%
Aramark Intermediate HoldCo Corp. Tranche B-1, (1 month LIBOR + 2.000%) 3.980%, 3/11/25	165	165

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Food/Tobacco (continued)
CHG PPC Parent LLC First Lien, (1 month LIBOR + 2.750%) 4.730%, 3/31/25	$140	$140
H-Food Holdings LLC, (3 month LIBOR + 3.000%) 4.961%, 5/17/25	35	35
JBS USA Lux S.A., (1 month LIBOR + 2.500%) 4.579%, 10/30/22	252	251

		591

Gaming/Leisure—0.8%
Aristocrat Leisure Ltd. Tranche B-3, (1 month LIBOR + 1.750%) 0.000%, 10/19/24(8)	295	293
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.473%, 12/1/23	65	66
GVC Holdings plc, (1 month LIBOR + 2.500%) 0.000%, 3/29/24(8)	185	185
Playa Resorts Holding B.V., (1 month LIBOR + 3.250%) 5.220%, 4/29/24	214	212
Scientific Games International, Inc. Tranche B-5, (1 month LIBOR + 2.750%) 0.000%, 8/14/24(8)	210	211
Seminole Indian Tribe of Florida 2018, Tranche B, (1 month LIBOR + 1.750%) 3.730%, 7/8/24	269	270
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.490%, 6/8/23	241	241

	PAR VALUE	VALUE
Gaming/Leisure (continued)
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.240%, 8/18/23	$244	$245
Wyndham Hotels & Resorts, Inc. Tranche B, (3 month LIBOR + 1.750%) 0.000%, 3/28/25(8)	350	351

		2,074

Healthcare—0.2%
CHG Healthcare Services, Inc. 2017, First Lien, (3 month LIBOR + 3.000%) 5.207%, 6/7/23	297	299
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.250%, 4/29/24	124	123
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.730%, 4/29/22	132	134
Valeant Pharmaceuticals International, Inc., (3 month LIBOR + 3.000%) 0.000%, 5/17/25(8)	45	45

		601

Housing—0.4%
American Builders & Contractors Supply Co., Inc. Tranche B-2, (3 month LIBOR + 2.000%) 0.000%, 10/31/23(8)	350	348
Beacon Roofing Supply, Inc., (1 month LIBOR + 2.250%) 4.178%, 1/2/25	290	290

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Housing (continued)
Capital Automotive LP Tranche B-2, First Lien, (1 month LIBOR + 2.500%) 4.490%, 3/25/24	$381	$381

		1,019

Information Technology—0.3%
Kronos, Inc. First Lien, (2 month LIBOR + 3.000%) 0.000%, 11/1/23(8)	215	216
Rackspace Hosting, Inc. Tranche B, First Lien, (3 month LIBOR + 3.000%) 5.198%, 11/3/23	389	386
Renaissance Learning, Inc., (3 month LIBOR + 3.250%) 0.000%, 5/24/25(8)	60	60
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.500%) 4.480%, 4/16/25	204	205
Tranche B-4, (1 month LIBOR + 2.500%) 4.480%, 4/16/25	77	77

		944

Manufacturing—0.1%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.250%) 5.230%, 8/18/24	178	179

Media/Telecom-Broadcasting—0.1%
Sinclair Television Group, Inc. Tranche B, (3 month LIBOR + 2.500%) 0.000%, 12/12/24(8)	220	220

	PAR VALUE	VALUE
Media/Telecom-Cable/Wireless Video—0.2%
Altice US Finance I Corp. 2017 Refinancing, (3 month LIBOR + 2.250%) 0.000%, 7/28/25(8)	$280	$279
Telenet Financing USD LLC, (3 month LIBOR + 2.250%) 0.000%, 8/15/26(8)	210	209

		488

Media/Telecom-Diversified Media—0.2%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.480%, 2/28/25	295	294
Meredith Corp., (1 month LIBOR + 3.000%) 4.980%, 1/31/25	210	210

		504

Media/Telecom-Telecommunications—0.4%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 0.000%, 1/31/25(8)	639	631
Level 3 Financing, Inc. 2024, Tranche B, (1 month LIBOR + 2.250%) 4.211%, 2/22/24	335	335

		966

Media/Telecom-Wireless Communications—0.1%
Digicel International Finance Ltd. Tranche B, First Lien, (3 month LIBOR + 3.250%) 5.610%, 5/27/24	25	24
SBA Senior Finance II LLC, (3 month LIBOR + 2.000%) 0.000%, 4/11/25(8)	155	155

		179

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Metals/Minerals—0.1%
Covia Holdings Corp., (3 month LIBOR + 3.750%) 0.000%, 4/9/25(8)	$210	$210

Retail—0.0%
Staples, Inc., (3 month LIBOR + 4.000%) 6.358%, 9/12/24	145	142

Service—0.3%
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 5.980%, 11/8/24	304	308
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.894%, 2/28/22	300	300
TKC Holdings, Inc. First Lien, (1 month LIBOR + 4.250%) 6.230%, 2/1/23	193	194

		802

Transportation-Automotive—0.1%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.430%, 11/6/24	219	220

Utility—0.2%
NRG Energy, Inc., (3 month LIBOR + 1.750%) 4.052%, 6/30/23	244	244
Vistra Operations Co. LLC
(1 month LIBOR + 2.500%) 4.480%, 8/4/23	161	161
Tranche C, (1 month LIBOR + 2.500%) 4.480%, 8/4/23	29	28

	PAR VALUE		VALUE
Utility (continued)
Tranche B3, (3 month LIBOR + 2.000%) 0.000%, 12/14/25(8)	$160		$160

			593
TOTAL LEVERAGED LOANS
(Identified Cost $10,815)			10,798

	SHARES
PREFERRED STOCKS—1.0%
Financials—1.0%
Huntington Bancshares, Inc. Series E, 5.700%	280	(7)	277
JPMorgan Chase & Co. Series Z, 5.300%(4)	550	(7)	562
KeyCorp Series D, 5.000%	270	(7)	263
M&T Bank Corp. Series F, 5.125%	355	(7)	351
MetLife, Inc. Series D, 5.875%	156	(7)	159
PNC Financial Services Group, Inc. (The) Series R, 4.850%(4)	535	(7)	529
Series S, 5.000%(4)	485	(7)	476
TOTAL PREFERRED STOCKS
(Identified Cost $2,663)			2,617
COMMON STOCKS—85.1%
Consumer Discretionary—4.2%
Compass Group plc Sponsored ADR	116,568		2,557
Las Vegas Sands Corp.	111,610		8,997

			11,554

Consumer Staples—9.2%
Altria Group, Inc.	71,637		3,993
British American Tobacco plc Sponsored ADR	47,279		2,421
Clorox Co. (The)	40,310		4,871
Coca-Cola Co. (The)	166,650		7,166

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

	SHARES	VALUE
Consumer Staples (continued)
Imperial Brands plc	57,340	$2,066
Imperial Brands plc Sponsored ADR	123,477	4,468

		24,985

Energy—9.7%
Royal Dutch Shell plc Class B Sponsored ADR	162,080	11,723
TOTAL S.A. Sponsored ADR	111,150	6,741
Vermilion Energy, Inc.	222,198	7,793

		26,257

Financials—14.3%
Bank of Hawaii Corp.	37,030	3,145
HSBC Holdings plc	243,930	2,337
HSBC Holdings plc Sponsored ADR	164,755	7,971
Royal Bank of Canada	102,299	7,733
SCOR SE Sponsored ADR	1,381,797	5,023
Tokio Marine Holdings, Inc.	87,970	4,237
Zurich Insurance Group AG ADR	283,280	8,393

		38,839

Health Care—9.7%
AstraZeneca plc Sponsored ADR	215,680	7,986
GlaxoSmithKline plc	94,260	1,910
GlaxoSmithKline plc Sponsored ADR	177,560	7,195
Merck & Co., Inc.	100,000	5,953
Sonic Healthcare Ltd. Sponsored ADR	193,034	3,411

		26,455

Industrials—7.0%
ABB Ltd. Registered Shares	150,130	3,396
Air New Zealand Ltd.	1,988,670	4,356
Deutsche Post AG Registered Shares	52,665	1,999
Port of Tauranga Ltd.	558,800	2,014
Waste Management, Inc.	27,350	2,262

	SHARES	VALUE
Industrials (continued)
Watsco, Inc.	27,830	$5,121

		19,148

Information Technology—4.7%
Analog Devices, Inc.	32,600	3,168
Cisco Systems, Inc.	51,130	2,184
Paychex, Inc.	44,720	2,933
Tieto OYJ	129,880	4,524

		12,809

Materials—2.1%
Sonoco Products Co.	113,000	5,778

Real Estate—7.0%
Crown Castle International Corp.	54,210	5,646
Lamar Advertising Co. Class A	106,112	7,345
Realty Income Corp.	113,125	6,029

		19,020

Telecommunication Services—9.9%
AT&T, Inc.	202,383	6,541
BCE, Inc.	240,610	10,026
Spark New Zealand Ltd.	3,997,540	10,239

		26,806

Utilities—7.3%
Duke Energy Corp.	97,250	7,504
Fortis, Inc.	198,810	6,346
WEC Energy Group, Inc.	93,690	5,916

		19,766
TOTAL COMMON STOCKS
(Identified Cost $228,892)		231,417
TOTAL LONG-TERM INVESTMENTS—136.3%
(Identified Cost $372,260)		370,769	(11)
SHORT-TERM INVESTMENTS—1.9%
Purchased Options—0.1%
(See the open purchased options table on page 26 for the detailed information)
Total Purchased Options
(Premiums Paid $522)		276

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

SHARES		VALUE
Money Market Mutual Fund—1.8%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.640%)(10)	4,953,197	$4,953
TOTAL MONEY MARKET MUTUAL FUND
(Identified Cost $4,953)		4,953
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,475)		5,229
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—138.2%
(Identified Cost $377,735)		375,998
WRITTEN OPTIONS—(0.3)%
(See the open written options table on page 26 for the detailed information)
Total Written Options—(0.3)%
(Premiums Received $1,123)		(693)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—137.9%
(Identified Cost $376,612)		375,305
Other assets and liabilities, net—(37.9)%		(103,206)

NET ASSETS—100.0%		$272,099

Abbreviations

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Variable rate security. Rate disclosed is as of May 31, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, these securities amounted to a value of $48,892 or 18.0% of net assets.
(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	All or a portion of the security is segregated as collateral for written options.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	Value shown as par value.
(8)	This loan will settle after May 31, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

Open Purchased Options contracts as of May 31, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	150	$42,750	$2,850	6/1/18	$—
S&P 500® Index	464	133,400	2,875	6/4/18	—
S&P 500® Index	630	179,865	2,855	6/6/18	—
S&P 500® Index	150	42,750	2,850	6/8/18	1
S&P 500® Index	430	122,550	2,850	6/11/18	3
S&P 500® Index	535	154,080	2,880	6/13/18	—

					4

Put Options
S&P 500® Index	150	38,475	2,565	6/1/18	1
S&P 500® Index	464	119,712	2,580	6/4/18	14
S&P 500® Index	630	161,280	2,560	6/6/18	47
S&P 500® Index	150	38,775	2,585	6/8/18	31
S&P 500® Index	430	107,715	2,505	6/11/18	60
S&P 500® Index	535	135,890	2,540	6/13/18	119

					272

Total Purchased Options					$276

Open Written Options contracts as of May 31, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	150	$42,000	$2,800	6/1/18	$(1)
S&P 500® Index	464	130,384	2,810	6/4/18	—
S&P 500® Index	630	176,085	2,795	6/6/18	(6)
S&P 500® Index	150	42,000	2,800	6/8/18	(3)
S&P 500® Index	430	119,540	2,780	6/11/18	(30)
S&P 500® Index	535	150,335	2,810	6/13/18	(27)

					(67)

Put Options
S&P 500® Index	150	39,225	2,615	6/1/18	(2)
S&P 500® Index	464	122,728	2,645	6/4/18	(47)
S&P 500® Index	630	165,060	2,620	6/6/18	(110)
S&P 500® Index	150	39,525	2,635	6/8/18	(54)
S&P 500® Index	430	110,725	2,575	6/11/18	(96)
S&P 500® Index	535	139,635	2,610	6/13/18	(317)

					(626)

Total Written Options					$(693)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$12,222	$—	$12,222	$—
Corporate Bonds and Notes	72,706	—	72,497	209
Foreign Government Securities	3,665	—	3,665	—
Leveraged Loans	10,798	—	10,798	—
Mortgage-Backed Securities	25,431	—	25,431	—
Municipal Bonds	7,051	—	7,051	—
U.S. Government Securities	4,862	—	4,862	—
Equity Securities:
Common Stocks	231,417	231,417	—	—
Preferred Stocks	2,617	—	2,617	—
Purchased Options	276	157	119	—
Money Market Mutual Fund	4,953	4,953	—	—

Total Investments before Written Options	$375,998	$236,527	$139,262	$209

Liabilities:
Written Options	$(693)	$(376)	$(317)	$—

Total Investments net of Written Options	$375,305	$236,151	$138,945	$209

There were no transfers between Level 1, Level 2, or Level 3 related to securities held at May 31, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended May 31, 2018.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

MAY 31, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $377,735)	$375,998
Cash	2,721
Receivables
Investment securities sold	839
Dividends and interest	1,986
Tax reclaims	321
Prepaid Directors’ retainer	30
Prepaid expenses	26

Total assets	381,921

Liabilities
Borrowings (Note 8)	105,000
Written options at value (Premiums received $1,123) (Note 3)	693
Payables
Investment securities purchased	3,736
Investment advisory fee	224
Administration and accounting fees	13
Professional fees	45
Printing expenses	40
Interest expense on borrowings (Note 8)	30
Transfer agent fees and expenses	14
Other accrued expenses	27

Total liabilities	109,822

Net Assets	$272,099

Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$24
Capital paid in on shares of beneficial interest	297,284
Accumulated undistributed net investment income (loss) .	(8,478)
Accumulated undistributed net realized gain (loss)	(15,420)
Net unrealized appreciation (depreciation) on investments	(1,741)
Net unrealized appreciation (depreciation) on written options	430

Net Assets	$272,099

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 24,494,129	$11.11

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF OPERATIONS

($ reported in thousands)

	Period Ended May 31, 2018(1) (Unaudited)	Year Ended December 31, 2017
Investment Income
Dividends	$5,396	$12,043
Interest	2,339	6,006
Foreign taxes withheld	(385)	(705)

Total investment income	7,350	17,344

Expenses
Investment advisory fees	1,136	3,073
Administration and accounting fees	171	560
Printing fees and expenses	111	388
Directors’ fees and expenses	149	349
Professional fees	55	255
Custodian fees	65	172
Transfer agent fees and expenses	31	116
Miscellaneous	29	162

Total expenses before interest expense	1,747	5,075
Interest expense on borrowings (Note 8)	1,213	2,347

Total expenses after interest expense	2,960	7,422
Administration fees waiver	(106)	(286)
Custody fees reimbursed	—	(11)
Earnings credit from custodian	—	— (2)

Net expenses	2,854	7,125

Net investment income	4,496	10,219

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	5,705	(13,508)
Foreign currency transactions	(32)	(44)
Written options	(22,085)	28,539
Net change in unrealized appreciation (depreciation) on:
Investments	(21,773)	28,136
Foreign currency transactions	(4)	—
Written options	124	478

Net realized and unrealized gain (loss) on investments	(38,065)	43,601

Net increase (decrease) in net assets resulting from operations	$(33,569)	$53,820

(1)	The Fund changed its fiscal year end to November 30 during the period.
(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Period Ended May 31, 2018(1) (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,496		$10,219	$7,822
Net realized gain (loss)	(16,412)		14,987	47,906
Net change in unrealized appreciation (depreciation)	(21,653)		28,614	(46,891)

Increase (decrease) in net assets resulting from operations	(33,569)		53,820	8,837

From Dividends and distributions to shareholders
Net investment income	(13,835	)(2)	(10,514)	(7,183)
Net realized gains	—		(30,680)	(25,980)
Return of capital	—		(6,435)	—

Dividends and distributions to Shareholders	(13,835)		(47,629)	(33,163)

From Capital Share Transactions (Note 10)
Payments for tendered shares	—		(33,149)	(61,805)
Issuance of common stock related to reinvestment of distributions (27,009, 78,042 and 0 shares, respectively)	327		1,002	—

Increase (decrease) in net assets from capital share transactions	327		(32,147)	(61,805)

Net increase (decrease) in net assets	(47,077)		(25,956)	(86,131)

Net Assets
Beginning of period	319,176		345,132	431,263

End of period	$272,099		$319,176	$345,132

Accumulated undistributed net investment income (loss) at end of period	$(8,478)		$861	$962

Supplemental – Other Information
Capital share transactions were as follows:
Common shares outstanding at beginning of period	24,467,120		27,023,909	31,792,834
Issuance of common stock related to reinvestment of distributions	27,009		78,042	—
Common shares tendered (Note 10)	—		(2,634,831)	(4,768,925)

Common shares outstanding at end of period	24,494,129		24,467,120	27,023,909

(1)	The Fund changed its fiscal year end to November 30 during the period.
(2)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2018, we estimate that 32.5% will represent net investment income and 67.5% will represent tax return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE PERIOD ENDED MAY 31, 2018

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(33,569)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	124,617
(Increase) Decrease in investment securities sold receivable	(696)
Purchases of long-term investments	(90,563)
Increase (Decrease) in investment securities purchased payable	1,698
Net (purchases) or sales of short-term securities	11,735
Net (purchases) or sales in purchased options	(2,073)
Net purchases or (sales) in written options	(22,199)
Net change in unrealized (appreciation)/depreciation on investments	21,649
Net realized (gains) loss on investments	16,380
Amortization of premium and accretion of discounts on investments	229
Return of capital distributions on investments	27
Proceeds from litigation settlements	16
(Increase) Decrease in deposits with options broker	4,182
(Increase) Decrease in tax reclaims receivable	(265)
(Increase) Decrease in dividends and interest receivable	135
(Increase) Decrease in prepaid expenses	(18)
(Increase) Decrease in prepaid Directors’ retainer	(30)
Increase (Decrease) in interest expense on borrowings	6
Increase (Decrease) in affiliated expenses payable	(37)
Increase (Decrease) in non-affiliated expenses payable	(25)

Cash provided by (used for) operating activities	31,199

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(15,000)
Cash distributions paid to shareholders	(13,508)

Cash provided by (used for) financing activities:	(28,508)

Net increase (decrease) in cash	2,691

Cash:
Beginning of period	30

End of period	$2,721

Supplemental cash flow information:
Reinvestment of dividends and distributions	$327
Cash paid during the period for interest expense on borrowings	$1,207

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Period Ended May 31, 2018(8) (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014
PER SHARE DATA:
Net asset value, beginning of period	$13.05		$12.77		$13.56		$15.43	$15.45

Income from investment operations:
Net investment income (loss)(3)	0.18		0.41		0.27		0.22	0.25
Net realized and unrealized gain (loss)	(1.55)		1.71		0.05		(1.02)	0.78

Total from investment operations	(1.37)		2.12		0.32		(0.80)	1.03

Dividends and Distributions to Shareholders:
Net investment income	(0.57)		(0.42)		(0.27)		(0.26)	(0.24)
Net realized gains	—		(1.18)		(0.89)		(0.85)	(0.85)
Return of capital	—		(0.26)		—		—	—

Total dividends and distributions to shareholders	(0.57)		(1.86)		(1.16)		(1.11)	(1.09)

Fund Share Transactions (Note 10)
Anti-dilutive impact of repurchase plan	—		—		—		0.04	0.04
Anti-dilutive impact of tender offers	—		0.02		0.05		—	—

Net asset value, end of period	$11.11		$13.05		$12.77		$13.56	$15.43

Market value, end of period(1)	$11.18		$13.40		$12.04		$12.18	$14.01

Total return, net asset value(2)	(10.57	)(10)	19.02%		3.74%		(4.17)%	7.86%
Total return, market value(2)	(12.36	)(10)	29.62%		8.90%		(5.20)%	8.54%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	2.44	%(9)	2.23	%(7)	1.61	%(6)	0.98%	1.03%
Ratio of total expenses after interest expense to average net assets(4)	2.53	%(9)	2.33	%(7)	1.64	%(6)	0.98%	1.03%
Ratio of net investment income (loss) to average net assets	3.84	%(9)	3.20	%(7)	2.05	%(6)	1.49%	1.61%
Portfolio turnover rate	23	%(10)	44%		178	%(5)	77%	38%

Net assets, end of period (000’s)	$272,099		$319,176		$345,132		$431,263	$500,825

Borrowings, end of period (000’s)	$105,000		$120,000		$120,000		$—	$—

Asset coverage, per $1,000 principal amount of borrowings(11)	$3,591		$3,660		$3,876		$—	$—

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

Year Ended December 31, 2013
PER SHARE DATA:
Net asset value, beginning of period	$14.08

Income from investment operations:
Net investment income (loss)(3)	0.29
Net realized and unrealized gain (loss)	2.02

Total from investment operations	2.31

Dividends and Distributions to Shareholders:
Net investment income	(0.27)
Net realized gains	(0.70)
Return of capital	(0.05)

Total dividends and distributions to shareholders	(1.02)

Fund Share Transactions (Note 10)
Anti-dilutive impact of repurchase plan	0.08

Net asset value, end of period	$15.45

Market value, end of period(1)	$13.94

Total return, net asset value(2)	18.58%
Total return, market value(2)	22.37%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.99%
Ratio of total expenses after interest expense to average net assets(4)	1.04%
Ratio of net investment income (loss) to average net assets	1.97%
Portfolio turnover rate	52%

Net assets, end of period (000’s)	$514,350

Borrowings, end of period (000’s)	$—

Asset coverage, per $1,000 principal amount of borrowings(11)	$—

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total return on market value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Calculated using average shares outstanding.
(4)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, as applicable, are as follows:

Period Ended May 31, 2018	Period Ended December 31,
	2017	2016	2015	2014	2013
1.49%	1.59%	1.37%	0.98%	0.99%	1.02%

(5)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new subadvisers associated with a strategy change on the Fund.
(6)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income (loss) to average net assets would be 2.18%.
(7)	The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets would be 2.17%, the ratio of total expenses would be 2.27% and the ratio of net investment income (loss) to average net assets would be 3.26%.
(8)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(9)	Annualized.
(10)	Not annualized.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

MAY 31, 2018

Note 1. Organization

Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments based on historical information and other industry sources. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). Delayed delivery enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

G.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased options is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of May 31, 2018:

Assets: Purchased options at value	$276 (1)
Liabilities: Written options at value	(693)

Net asset (liability) balance	$(417)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of May 31, 2018.

Net realized gain (loss) on purchased options	$(2,087	)(2)
Net realized gain (loss) on written options	(22,085)
Net change in unrealized appreciation (depreciation) on purchased options	(121	)(3)
Net change in unrealized appreciation (depreciation) on written options	124

Total realized and unrealized gain (loss) on purchased and written options	$(24,169)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period January 1, 2018 through May 31, 2018 (the “period”), the average daily premiums paid by the Fund for purchased options were $560 and the average daily premiums received by the Fund for written options were $1,128.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

B.	Subadvisers

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and the options overlay strategy. The subadvisers are responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets.

On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016. For the five months (the period”) ended May 31, 2018, the Fund incurred administration fees totaling $162 which are included in the Statement of Operations within the line item “Administration and accounting fees.” In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily Managed Assets. Previously, the sub-administration fee was paid directly by VFS.

However, also on December 1, 2016, VFS contractually committed, for a period of two years beginning on December 2, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on December 2, 2016. For the period ended May 31, 2018, the Fund waived administration fees totaling $106 as reported in the Statement of Operations or 0.065% of average daily Managed Assets.

D.	Directors Fee

For the period ended May 31, 2018, the Fund incurred Directors’ fees totaling $129, which are included in the Statement of Operations within the line item “Directors’ fees and expenses”.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended May 31, 2018, were as follows:

Purchases	Sales
$86,503	$113,210

Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2018, were as follows:

Purchases	Sales
$4,060	$11,407

Note 6. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At May 31, 2018, the Fund did not hold any securities that were illiquid or restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged

Note 8. Borrowings

($ reported in thousands)

On December 15, 2017, the Fund renewed its Credit Agreement with a commercial bank that allows the Fund to borrow cash from the Bank, up to a limit of $155,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid for the period ended May 31, 2018, were $39 and are included in the “Interest expense on borrowings” line of the Statement of Operations The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended May 31, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $109,172 and 2.575%, respectively. At May 31, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$105,000	2.840%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Capital Stock and Reinvestment Plan; Repurchase Program; Tender Offers

At May 31, 2018, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 24,494,129 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2018 and December 31, 2017, 27,009 and 78,042 shares were issued, respectively and for the period ended December 31, 2016, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the period ended May 31, 2018 and the years ended December 31, 2017 and December 31, 2016, there were no repurchases.

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (4,768,925 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $12.96 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on May 26, 2016. As a result of the tender offer, $61,805 (reported in thousands) was distributed to shareholders and there was an accretion of $0.05 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On November 25, 2016, the Fund announced the commencement of a 5% tender offer (1,351,195 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on December 23, 2016. The Fund purchased the maximum number of shares covered by the offer price of $12.4950 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on December 23, 2016. As a result of the tender offer, $16,883 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the net asset value per share of all the outstanding shares after close of the tender offer.

On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on June 23, 2017. As a result of the tender offer, $16,265 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the net asset value per share of all the outstanding shares after close of the tender offer.

On June 18, 2018 the Fund paid a distribution of $0.113 to shareholders of record on June 11, 2018. The distribution had an ex-dividend date of June 8, 2018.

On July 19, 2018, the Fund paid a distribution of $0.113 to shareholders of record on July 12, 2018. The distribution had an ex-dividend date of July 11, 2018.

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, KAR, Newfleet and/or their respective affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2018

that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At May 31, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased Options)	$377,816	$16,963	$(18,781)	$(1,818)
Written Options	(840)	166	(19)	147

Note 13. Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and the subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Global Dividend & Income Fund Inc. was held on May 22, 2018. The meeting was held for purposes of electing two (2) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.

The results were as follows:

Election of Directors	Votes For	Votes Withheld
James M. Oates	20,505,050	909,182
James B. Rogers, Jr.	18,159,358	3,254,874

Based on the foregoing, James M. Oates and James B. Rogers, Jr. were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer, R. Keith Walton and Brian T. Zino.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington D.C. 20006

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

Q-2	07-18

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2018	0	$0	0	2,654,033
February 2018	0	$0	0	2,654,033
March 2018	0	$0	0	2,654,033
April 2018	0	$0	0	2,654,033
May 2018	0	$0	0	2,654,033

Total	0	$0	0	2,654,033

a.	The date each plan or program was announced 3/13/12 and expanded 9/19/12 and 2/10/14.
b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares.
c.	The expiration date (if any) of each plan or program: None.
d.	Each plan or program that has expired during the period covered by the table: None.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. [In addition, there are no newly identified portfolio managers as the date of this filing.]

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended May 31, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Dividend & Income Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/08/2018

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/08/2018

*	Print the name and title of each signing officer under his or her signature.